                                                                    EXHIBIT 20.1

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - C

                         MONTHLY SERVICER'S CERTIFICATE



         Accounting Date:                           April 30, 1999
                                                    ---------------
         Determination Date:                           May 7, 1999
                                                    ---------------
         Distribution Date:                           May 17, 1999
                                                    ---------------
         Monthly Period Ending:                     April 30, 1999
                                                    ---------------



         This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of September 1, 1998, among Arcadia Automobile Receivables Trust, 1998-C (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

         Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.


   I.    Collection Account Summary

         Available Funds:
                     Payments Received                                               $18,659,152.14
                     Liquidation Proceeds (excluding Purchase Amounts)                $1,832,673.52
                     Current Monthly Advances                                            204,261.25
                     Amount of withdrawal, if any, from the Spread Account                    $0.00
                     Monthly Advance Recoveries                                         (190,338.13)
                     Purchase Amounts-Warranty and Administrative Receivables                 $0.00
                     Purchase Amounts - Liquidated Receivables                                $0.00
                     Income from investment of funds in Trust Accounts                   $83,378.71
                                                                                    ----------------
         Total Available Funds                                                                           $20,589,127.49
                                                                                                      ==================

         Amounts Payable on Distribution Date:
                     Reimbursement of Monthly Advances                                        $0.00
                     Backup Servicer Fee                                                      $0.00
                     Basic Servicing Fee                                                $544,447.16
                     Trustee and other fees                                                   $0.00
                     Class A-1 Interest Distributable Amount                                  $0.00
                     Class A-2 Interest Distributable Amount                            $873,077.96
                     Class A-3 Interest Distributable Amount                          $1,606,500.00
                     Noteholders' Principal Distributable Amount                     $14,927,121.12
                     Amounts owing and not paid to Security Insurer under
                        Insurance Agreement                                                   $0.00
                     Supplemental Servicing Fees (not otherwise paid to Servicer)             $0.00
                     Spread Account Deposit                                           $2,637,981.25
                                                                                    ----------------
         Total Amounts Payable on Distribution Date                                                      $20,589,127.49
                                                                                                      ==================


                                Page 1 (1998-C)

  II.    Available Funds

         Collected Funds (see V)
                                        Payments Received                            $18,659,152.14
                                        Liquidation Proceeds (excluding
                                           Purchase Amounts)                          $1,832,673.52      $20,491,825.66
                                                                                    ----------------

         Purchase Amounts                                                                                         $0.00

         Monthly Advances
                                        Monthly Advances - current Monthly
                                           Period (net)                                  $13,923.12
                                        Monthly Advances - Outstanding Monthly
                                           Advances not otherwise reimbursed to
                                           the Servicer                                        $0.00         $13,923.12
                                                                                    ----------------

         Income from investment of funds in Trust Accounts                                                   $83,378.71
                                                                                                      ------------------

         Available Funds                                                                                 $20,589,127.49
                                                                                                      ==================

  III.   Amounts Payable on Distribution Date

         (i)(a)     Taxes due and unpaid with respect to the Trust
                    (not otherwise paid by OFL or the Servicer)                                                   $0.00

         (i)(b)     Outstanding Monthly Advances (not otherwise reimbursed
                    to Servicer and to be reimbursed on the Distribution Date)                                    $0.00

         (i)(c)     Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                               $0.00

         (ii)       Accrued and unpaid fees (not otherwise paid by OFL or the Servicer):
                                       Owner Trustee                                          $0.00
                                       Administrator                                          $0.00
                                       Indenture Trustee                                      $0.00
                                       Indenture Collateral Agent                             $0.00
                                       Lockbox Bank                                           $0.00
                                       Custodian                                              $0.00
                                       Backup Servicer                                        $0.00
                                       Collateral Agent                                       $0.00               $0.00
                                                                                    ----------------

         (iii)(a)   Basic Servicing Fee (not otherwise paid to Servicer)                                    $544,447.16

         (iii)(b)   Supplemental Servicing Fees (not otherwise paid to Servicer)                                  $0.00

         (iii)(c)   Servicer reimbursements for mistaken deposits or postings of checks
                    returned for insufficient funds (not otherwise reimbursed to Servicer)                        $0.00

         (iv)       Class A-1 Interest Distributable Amount                                                       $0.00
                    Class A-2 Interest Distributable Amount                                                 $873,077.96
                    Class A-3 Interest Distributable Amount                                               $1,606,500.00

         (v)        Noteholders' Principal Distributable Amount
                                       Payable to Class A-1 Noteholders                                           $0.00
                                       Payable to Class A-2 Noteholders                                  $14,927,121.12
                                       Payable to Class A-3 Noteholders                                           $0.00
                                       Payable to Class A-4 Noteholders                                           $0.00
                                       Payable to Class A-5 Noteholders                                           $0.00

         (vii)      Unpaid principal balance of the Class A-1 Notes after deposit to the Note Distribution Account of any funds in the Class A-1
                    Holdback Subaccount (applies only on the Class A-1 Final
                    Scheduled Distribution Date)                                                                  $0.00

         (ix)       Amounts owing and not paid to Security Insurer under Insurance
                    Agreement                                                                                     $0.00
                                                                                                      ------------------

                     Total amounts payable on Distribution Date                                          $17,951,146.24
                                                                                                      ==================


                                 Page 2 (1998-C)

  IV.    Calculation of Credit Enhancement Fee ("Spread Account Deposit");
         withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding
         Account Shortfall and Class A-1 Maturity Shortfall

         Spread Account deposit:
                        Amount of excess, if any, of Available Funds
                        over total amounts payable (or amount of such
                        excess up to the Spread Account Maximum Amount)                                   $2,637,981.25

         Reserve Account Withdrawal on any Determination Date:
                        Amount of excess, if any, of total amounts payable over
                        Available Funds (excluding amounts payable under item
                        (vii) of Section III)                                                                     $0.00

                        Amount available for withdrawal from the Reserve Account
                        (excluding the Class A-1 Holdback Subaccount), equal to
                        the difference between the amount on deposit in the
                        Reserve Account and the Requisite Reserve Amount (amount
                        on deposit in the Reserve Account calculated taking into
                        account any withdrawals from or deposits to the Reserve
                        Account in respect of transfers of Subsequent
                        Receivables)                                                                              $0.00

                        (The amount of excess of the total amounts payable
                        (excluding amounts payable under item (vii) of Section
                        III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account
                        (excluding the Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection
                        Account.)

                        Amount of withdrawal, if any, from the Reserve Account                                    $0.00

         Reserve Account Withdrawal on Determination Date for Class A-1 Final
         Scheduled Distribution Date:
                        Amount by which (a) the remaining principal balance of
                        the Class A-1 Notes exceeds (b) Available Funds after
                        payment of amounts set forth in item (v) of Section III                                   $0.00

                        Amount available in the Class A-1 Holdback Subaccount                                     $0.00

                        (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback
                        Subaccount, and deposited in the Note Distribution
                        Account for payment to the Class A-1 Noteholders)

                        Amount of withdrawal, if any, from the Class A-1
                        Holdback Subaccount                                                                       $0.00

         Deficiency Claim Amount:
                     Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Class A-1 Holdback Subaccount and Available Funds $0.00
                     (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback
                     Subaccount)

         Pre-Funding Account Shortfall:
                     Amount of excess, if any, on the Distribution Date on or
                     immediately following the end of the Funding Period, of
                     (a) the sum of the Class A-1 Prepayment Amount, the Class
                     A-2 Prepayment Amount, and the Class A-3 Prepayment Amount
                     over (b) the amount on deposit in the Pre-Funding Account                                    $0.00

         Class A-1 Maturity Shortfall:
                     Amount of excess, if any, on the Class A-1 Final Scheduled
                     Distribution Date, of (a) the unpaid principal balance of
                     the Class A-1 Notes over (b) the sum of the amounts
                     deposited in the Note Distribution Account under item (v)
                     and (vii) of Section III or pursuant to a withdrawal from
                     the Class A-1 Holdback Subaccount.                                                           $0.00

         (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security Insurer, the
         Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the
         Class A-1 Maturity Shortfall.)


                                Page 3 (1998-C)

   V.    Collected Funds

         Payments Received:
                        Supplemental Servicing Fees                                           $0.00
                        Amount allocable to interest                                   6,859,068.57
                        Amount allocable to principal                                 11,800,083.57
                        Amount allocable to Insurance Add-On Amounts                          $0.00
                        Amount allocable to Outstanding Monthly Advances
                           (reimbursed to the Servicer prior to deposit
                           in the Collection Account)                                         $0.00
                                                                                    ----------------

         Total Payments Received                                                                         $18,659,152.14

         Liquidation Proceeds:
                        Gross amount realized with respect to Liquidated
                           Receivables                                                 1,835,297.93

                        Less: (i) reasonable expenses incurred by Servicer
                           in connection with the collection of such Liquidated
                           Receivables and the repossession and disposition
                           of the related Financed Vehicles and (ii) amounts
                           required to be refunded to Obligors on such Liquidated
                           Receivables                                                    (2,624.41)
                                                                                    ----------------

         Net Liquidation Proceeds                                                                         $1,832,673.52

         Allocation of Liquidation Proceeds:
                        Supplemental Servicing Fees                                           $0.00
                        Amount allocable to interest                                          $0.00
                        Amount allocable to principal                                         $0.00
                        Amount allocable to Insurance Add-On Amounts                          $0.00
                        Amount allocable to Outstanding Monthly Advances
                           (reimbursed to the Servicer prior to deposit in
                           the Collection Account)                                            $0.00               $0.00
                                                                                    ----------------  ------------------

         Total Collected Funds                                                                           $20,491,825.66
                                                                                                      ==================

  VI.    Purchase Amounts Deposited in Collection Account

         Purchase Amounts - Warranty Receivables                                                                  $0.00
                        Amount allocable to interest                                          $0.00
                        Amount allocable to principal                                         $0.00
                        Amount allocable to Outstanding Monthly Advances
                           (reimbursed to the Servicer prior to deposit in
                           the Collection Account)                                            $0.00

         Purchase Amounts - Administrative Receivables                                                            $0.00
                        Amount allocable to interest                                          $0.00
                        Amount allocable to principal                                         $0.00
                        Amount allocable to Outstanding Monthly Advances
                           (reimbursed to the Servicer prior to deposit in
                           the Collection Account)                                            $0.00
                                                                                    ----------------

         Total Purchase Amounts                                                                                   $0.00
                                                                                                      ==================

  VII.   Reimbursement of Outstanding Monthly Advances

         Outstanding Monthly Advances                                                                       $408,881.39

         Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                        Payments received from Obligors                                ($190,338.13)
                        Liquidation Proceeds                                                  $0.00
                        Purchase Amounts - Warranty Receivables                               $0.00
                        Purchase Amounts - Administrative Receivables                         $0.00
                                                                                    ----------------

         Outstanding Monthly Advances to be netted against Monthly
            Advances for the current Monthly Period                                                        ($190,338.13)

         Outstanding Monthly Advances to be reimbursed out of
            Available Funds on the Distribution Date                                                       ($190,338.13)

         Remaining Outstanding Monthly Advances                                                             $218,543.26

         Monthly Advances - current Monthly Period                                                          $204,261.25
                                                                                                      ------------------

         Outstanding Monthly Advances - immediately following the Distribution Date                         $422,804.51
                                                                                                      ==================


                                Page 4 (1998-C)

 VIII.   Calculation of Interest and Principal Payments

         A.  Calculation of Principal Distribution Amount

                  Payments received allocable to principal                                                   $11,800,083.57
                  Aggregate of Principal Balances as of the Accounting Date of all
                     Receivables that became Liquidated Receivables
                     during the Monthly Period                                                                $3,127,037.55
                  Purchase Amounts - Warranty Receivables allocable to principal                                      $0.00
                  Purchase Amounts - Administrative Receivables allocable to principal                                $0.00
                  Amounts withdrawn from the Pre-Funding Account                                                      $0.00
                  Cram Down Losses                                                                                    $0.00
                                                                                                          ------------------

                  Principal Distribution Amount                                                              $14,927,121.12
                                                                                                          ==================

         B.  Calculation of Class A-1 Interest Distributable Amount

                  Class A-1 Monthly Interest Distributable Amount:

                  Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
                     of principal to Class A-1 Noteholders on such Distribution Date)             $0.00

                  Multiplied by the Class A-1 Interest Rate                                      5.4700%

                  Multiplied by actual days in the period or in the case of the first
                     Distribution Date, by 23/360                                            0.08888889               $0.00
                                                                                       -----------------

                  Plus any unpaid Class A-1 Interest Carryover Shortfall                                                  -
                                                                                                          ------------------

                  Class A-1 Interest Distributable Amount                                                             $0.00
                                                                                                          ==================

         C.  Calculation of Class A-2 Interest Distributable Amount

                  Class A-2 Monthly Interest Distributable Amount:

                  Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
                     of principal to Class A-2 Noteholders on such Distribution Date)   $182,669,276.61

                  Multiplied by the Class A-2 Interest Rate                                       5.377%

                  Multiplied by actual days in the period or in the case of the first
                     Distribution Date, 23/360                                               0.08888889         $873,077.96
                                                                                       -----------------

                  Plus any unpaid Class A-2 Interest Carryover Shortfall                                                  -
                                                                                                          ------------------

                  Class A-2 Interest Distributable Amount                                                       $873,077.96
                                                                                                          ==================

         D.  Calculation of Class A-3 Interest Distributable Amount

                  Class A-3 Monthly Interest Distributable Amount:

                  Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
                     of principal to Class A-3 Noteholders on such Distribution Date)   $340,000,000.00

                  Multiplied by the Class A-3 Interest Rate                                       5.670%

                  Multiplied by 1/12 or in the case of the first Distribution Date,
                     by 23/360                                                               0.08333333       $1,606,500.00
                                                                                       -----------------

                  Plus any unpaid Class A-3 Interest Carryover Shortfall                                              $0.00
                                                                                                          ------------------

                  Class A-3 Interest Distributable Amount                                                     $1,606,500.00
                                                                                                          ==================


                                Page 5 (1998-C)

        G.  Calculation of Noteholders' Interest Distributable Amount

                 Class A-1 Interest Distributable Amount                                           $0.00
                 Class A-2 Interest Distributable Amount                                     $873,077.96
                 Class A-3 Interest Distributable Amount                                   $1,606,500.00

                 Noteholders' Interest Distributable Amount                                                    $2,479,577.96
                                                                                                           ==================

        H.  Calculation of Noteholders' Principal Distributable Amount:

                 Noteholders' Monthly Principal Distributable Amount:

                 Principal Distribution Amount                                            $14,927,121.12

                 Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution
                    Amount, the initial principal balance of the Class A-2 Notes over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the Accounting Date for
                    the preceding Distribution Date minus that portion of the Principal
                    Distribution Amount applied to retire the Class A-1 Notes and (iii)
                    for each Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on the Determination Date over the
                    Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the Accounting Date for the
                    preceding Distribution Date)                                                  100.00%     $14,927,121.12
                                                                                         ----------------


                 Unpaid Noteholders' Principal Carryover Shortfall                                                     $0.00
                                                                                                           ------------------

                 Noteholders' Principal Distributable Amount                                                  $14,927,121.12
                                                                                                           ==================

        I.  Application of Noteholders' Principal Distribution Amount:

                 Amount of Noteholders' Principal Distributable Amount payable to Class
                 A-1 Notes (equal to entire Noteholders' Principal Distributable Amount
                 until the principal balance of the Class A-1 Notes is reduced to zero)                                $0.00
                                                                                                           ==================

                 Amount of Noteholders' Principal Distributable Amount payable to Class
                 A-2 Notes (no portion of the Noteholders' Principal Distributable
                 Amount is payable to the Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced to zero; thereafter, equal to
                 the entire Noteholders' Principal Distributable Amount)                                      $14,927,121.12
                                                                                                           ==================

          IX.    Pre-Funding Account

                 A.  Withdrawals from Pre-Funding Account:

                 Amount on deposit in the Pre-Funding Account as of the preceding
                    Distribution Date or, in the case of the first Disrtibution Date, as of the Closing Date
                                                                                                                       $0.41

                 Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a Subsequent
                    Transfer Date (an amount equal to (a) $0 (the aggregate Principal
                    Balance of Subsequent Receivables transferred to the Trust) plus
                    (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i)
                    the Pre-Funded Amount after giving effect to transfer of
                    Subsequent Receivables over (ii) $0))                                                              $0.00

                 Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the November 1998 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding
                    Account has been reduced to $100,000 or less as of the Distribution
                    Date (see B below)                                                                                 $0.00
                                                                                                           ------------------

                 Amount remaining on deposit in the Pre-Funding Account after
                    Distribution Date
                                                                                                   $0.41
                                                                                         ----------------
                                                                                                                       $0.41
                                                                                                           ==================


                                Page 6 (1998-C)

         B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

         Amount withdrawn from the Pre-Funding Account as a result of the
             Pre-Funded Amount not being reduced to zero on the Distribution
             Date on or immediately preceding the end of the Funding Period or the Pre-Funded Amount being reduced to $100,000 or less on any
             Distribution Date                                                                                    $0.00

         Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
             Distribution Date)                                                                                   $0.00

         Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
             Distribution Date)                                                                                   $0.00

         Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
             Distribution Date)                                                                                   $0.00

         C.  Prepayment Premiums:

         Class A-1 Prepayment Premium                                                                             $0.00
         Class A-2 Prepayment Premium                                                                             $0.00
         Class A-3 Prepayment Premium                                                                             $0.00

   X.    Reserve Account

         Requisite Reserve Amount:

         Portion of Requisite Reserve Amount calculated with respect to Class
            A-1 Notes, Class A-2 Notes, Class A-3 Notes.

         Product of (x) weighted average of the Class A-1, A-2, and A-3,
         Interest Rate (based on outstanding Class A-1, A-2, and A-3, principal             5.5533%
         balance), divided by 360 (y) (the Pre-Funded Amount on such                          0.00
         Distribution Date) (z) (the number of days until the November 1998
         Distribution Date))                                                                     0                   -

                                                                                              2.50%
         Less the product of (x) 2.5% divided by 360, (y) the Pre-Funded Amount               0.00
         on such Distribution Date and, (z) the number of days until the
         November 1998 Distribution Date                                                         0                $0.00
                                                                                                      ------------------
         Requisite Reserve Amount                                                                                 $0.00
                                                                                                      ==================

         Amount on deposit in the Reserve Account (other than the Class A-1
            Holdback Subaccount) as of the preceding Distribution Date or, in
            the case of the first Distribution Date, as of the Closing Date                                       $0.00

         Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1 Holdback
            Subaccount) (which excess is to be deposited by the Indenture
            Trustee in the Reserve Account from amounts withdrawn from the
            Pre-Funding Account in respect of transfers of Subsequent
            Receivables)                                                                                          $0.00

         Less: the excess, if any, of the amount on deposit in the Reserve
            Account (other than the Class A-1 Holdback Subaccount) over the
            Requisite Reserve Amount (and amount withdrawn from the Reserve
            Account to cover the excess, if any, of total amounts payable over
            Available Funds, which excess is to be transferred by the Indenture
            Trustee from amounts withdrawn from the Pre-Funding Account in
            respect of transfers of Subsequent Receivables)                                                       $0.00

         Less: withdrawals from the Reserve Account (other than the Class
            A-1 Holdback Subaccount) to cover the excess, if any, of total
            amount payable over Available Funds (see IV above)                                                    $0.00
                                                                                                      ------------------

         Amount remaining on deposit in the Reserve Account (other than the
            Class A-1 Holdback Subaccount) after the Distribution Date                                            $0.00
                                                                                                      ==================


                                Page 7 (1998-C)

  XI.    Class A-1 Holdback Subaccount:

         Class A-1 Holdback Amount:

         Class A-1 Holdback Amount as of preceding Distribution Date or the
            Closing Date, as applicable,                                                                          $0.00

         Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0
            (the Original Pool Balance after giving effect to the transfer of
            Subsequent Receivables on the Distribution Date or on a Subsequent
            Transfer Date preceding the Distribution Date))                                                           0

         Less withdrawal, if any, of amount from the Class A-1 Holdback
            Subaccount to cover a Class A-1 Maturity Shortfall (see IV above)                                     $0.00

         Less withdrawal, if any, of amount remaining in the Class A-1
            Holdback Subaccount on the Class A-1 Final Scheduled Maturity Date
            after giving effect to any payment out of the Class A-1 Holdback
            Subaccount to cover a Class A-1 Maturity Shortfall (amount of
            withdrawal to be released by the Indenture Trustee)                                                   $0.00
                                                                                                      ------------------

         Class A-1 Holdback Subaccount immediately following the Distribution Date                                $0.00
                                                                                                      ==================

  XII.   Calculation of Servicing Fees

         Aggregate Principal Balance as of the first day of
           the Monthly Period                                    $522,669,276.20
         Multiplied by Basic Servicing Fee Rate                             1.25%
         Multiplied by months per year                               0.08333333
                                                                -----------------

         Basic Servicing Fee                                                            $544,447.16

         Less: Backup Servicer Fees                                                           $0.00

         Supplemental Servicing Fees                                                          $0.00
                                                                                    ----------------

         Total of Basic Servicing Fees and Supplemental
           Servicing Fees                                                                                   $544,447.16
                                                                                                      ==================

 XIII.   Information for Preparation of Statements to Noteholders

             a.      Aggregate principal balance of the Notes as of first day of Monthly Period
                                        Class A-1 Notes                                                           $0.00
                                        Class A-2 Notes                                                 $182,669,276.61
                                        Class A-3 Notes                                                 $340,000,000.00

             b.      Amount distributed to Noteholders allocable to principal
                                        Class A-1 Notes                                                           $0.00
                                        Class A-2 Notes                                                  $14,927,121.12
                                        Class A-3 Notes                                                           $0.00

             c.      Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                                        Class A-1 Notes                                                           $0.00
                                        Class A-2 Notes                                                 $167,742,155.49
                                        Class A-3 Notes                                                 $340,000,000.00

             d.      Interest distributed to Noteholders
                                        Class A-1 Notes                                                           $0.00
                                        Class A-2 Notes                                                     $873,077.96
                                        Class A-3 Notes                                                   $1,606,500.00

             e.      1.  Class A-1 Interest Carryover Shortfall, if any (and change in amount
                         from preceding state                                                                     $0.00
                     2.  Class A-2 Interest Carryover Shortfall, if any (and change in amount
                         from preceding state                                                                     $0.00
                     3.  Class A-3 Interest Carryover Shortfall, if any (and change in amount
                         from preceding state                                                                     $0.00

             f.      Amount distributed payable out of amounts withdrawn from
                        or pursuant to:
                     1.  Reserve Account                                                      $0.00
                     2.  Classa A-1 Holdback Subaccount                                       $0.00
                     3.  Claim on the Note Policy                                             $0.00

             g.      Remaining Pre-Funded Amount                                                                  $0.41

             h.      Remaining Reserve Amount                                                                     $0.00


                                Page 8 (1998-C)

             i.      Amount on deposit on Class A-1 Holdback Subaccount                                           $0.00

             j.      Prepayment amounts
                                        Class A-1 Prepayment Amount                                               $0.00
                                        Class A-2 Prepayment Amount                                               $0.00
                                        Class A-3 Prepayment Amount                                               $0.00

             k.       Prepayment Premiums
                                        Class A-1 Prepayment Premium                                              $0.00
                                        Class A-2 Prepayment Premium                                              $0.00
                                        Class A-3 Prepayment Premium                                              $0.00

             l.      Total of Basic Servicing Fee, Supplemental Servicing
                        Fees and other fees, if any, paid by the Trustee
                        on behalf of the Trust                                                              $544,447.16

             m.      Note Pool Factors (after giving effect to distributions on the
                        Distribution Date)
                                        Class A-1 Notes                                                      0.00000000
                                        Class A-2 Notes                                                      0.86465029
                                        Class A-3 Notes                                                      1.00000000

  XVI.   Pool Balance and Aggregate Principal Balance

                     Original Pool Balance at beginning of Monthly Period                               $599,999,999.59
                     Subsequent Receivables                                                                           -
                                                                                                      ------------------
                     Original Pool Balance at end of Monthly Period                                     $599,999,999.59
                                                                                                      ==================

                     Aggregate Principal Balance as of preceding Accounting Date                        $522,669,276.20
                     Aggregate Principal Balance as of current Accounting Date                          $507,742,155.08

         Monthly Period Liquidated Receivables                                Monthly Period Adminsitrative Receivables

                                  Loan #                Amount                          Loan #             Amount
                                  ------                ------                          ------             ------
                    see attached listing             3,127,037.55         see attached listing                  -
                                                            $0.00                                          $0.00
                                                            $0.00                                          $0.00
                                                   ---------------                                        -------
                                                    $3,127,037.55                                          $0.00
                                                   ===============                                        =======

 XVIII.  Delinquency Ratio

         Sum of Principal Balances (as of the Accounting Date) of all
            Receivables delinquent more than 30 days with respect to all
            or any portion of a Scheduled Payment as of the Accounting Date           19,266,979.61

         Aggregate Principal Balance as of the Accounting Date                      $507,742,155.08
                                                                                  ------------------

         Delinquency Ratio                                                                                  3.79463856%
                                                                                                           ============


         IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                      ARCADIA  FINANCIAL  LTD.

                                      By:
                                           -----------------------------------
                                      Name:  Scott R. Fjellman
                                           -----------------------------------
                                      Title:  Vice President / Securitization


                                Page 9 (1998-C)

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - C

                             PERFORMANCE INFORMATION

                  FOR THE MONTHLY PERIOD ENDING APRIL 30, 1999


   I.    ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION                    $600,000,000

                     AGE OF POOL (IN MONTHS)                                            8

  II.    Delinquency Ratio

         Sum of Principal Balances (as of the Accounting Date) of all
            Receivables delinquent more than 30 days with respect to all
            or any portion of a Scheduled Payment as of the Accounting Date                   $19,266,979.61

         Aggregate Principal Balance as of the Accounting Date                               $507,742,155.08
                                                                                            -----------------

         Delinquency Ratio                                                                                           3.79463856%
                                                                                                               ==================


  III.   Average Delinquency Ratio

         Delinquency ratio - current Determination Date                                           3.79463856%

         Delinquency ratio - preceding Determination Date                                         3.94311421%

         Delinquency ratio - second preceding Determination Date                                  4.29674349%
                                                                                            -----------------


         Average Delinquency Ratio                                                                                   4.01149875%
                                                                                                               ==================


  IV.    Default Rate

         Cumulative balance of defaults as of the preceding Accounting Date                                        $7,970,529.76

                Add:    Sum of Principal Balances (as of the Accounting Date)
                        of Receivables that became Liquidated Receivables
                        during the Monthly Period or that became Purchased
                        Receivables during Monthly Period (if delinquent more
                        than 30 days with respect to any portion of a Scheduled
                        Payment at time of purchase)                                                               $3,127,037.55
                                                                                                               ------------------

         Cumulative balance of defaults as of the current Accounting Date                                         $11,097,567.31

                     Sum of Principal Balances (as of the Accounting Date)
                        of 90+ day delinquencies                                                5,132,313.70

                                   Percentage of 90+ day delinquencies
                                             applied to defaults                                      100.00%      $5,132,313.70
                                                                                            -----------------  ------------------

         Cumulative balance of defaults and 90+ day delinquencies as of the
            current Accounting Date                                                                               $16,229,881.01
                                                                                                               ==================




   V.    Cumulative Default Rate as a % of Original Principal Balance (plus
            90+ day delinquencies)

         Cumulative Default Rate - current Determination Date                                      2.7049802%

         Cumulative Default Rate - preceding Determination Date                                    2.2923947%

         Cumulative Default Rate - second preceding Determination Date                             1.7564047%


                                 Page 1 (1998-C)

  VI.    Net Loss Rate

         Cumulative net losses as of the preceding Accounting Date                                        $3,309,768.47

         Add:        Aggregate of Principal Balances as of the Accounting Date
                        (plus accrued and unpaid interest theron to the end of the
                        Monthly Period) of all Receivables that became Liquidated
                        Receivables or that became Purchased Receivables
                        and that were delinquent more than 30 days with
                        respect to any portion of a Scheduled Payment as of the
                        Accounting Date                                               $3,127,037.55
                                                                                    ----------------

                     Liquidation Proceeds received by the Trust                      ($1,832,673.52)      $1,294,364.03
                                                                                    ----------------  ------------------

         Cumulative net losses as of the current Accounting Date                                          $4,604,132.50

                     Sum of Principal Balances (as of the Accounting Date)
                        of 90+ day delinquencies                                      $5,132,313.70

                                        Percentage of 90+ day delinquencies
                                                  applied to losses                           50.00%      $2,566,156.85
                                                                                    ----------------  ------------------

         Cumulative net losses and 90+ day delinquencies as of the current Accounting Date                $7,170,289.35
                                                                                                      ==================


  VII.   Cumulative Net Loss Rate as a % of Original Principal Balance (plus
            90+ day delinquencies)

         Cumulative Net Loss Rate - current Determination Date                                                1.1950482%

         Cumulative Net Loss Rate - preceding Determination Date                                              1.0336146%

         Cumulative Net Loss Rate - second preceding Determination Date                                       0.8080207%

 VIII.   Classic/Premier Loan Detail

                                                                    Classic            Premier             Total
                                                                    -------            -------             -----
Aggregate Loan Balance, Beginning                                367,309,224.00    $155,360,052.20    $522,669,276.20
  Subsequent deliveries of Receivables                                                                           0.00
  Prepayments                                                   ($ 3,244,083.89)     (1,894,786.77)     (5,138,870.66)
  Normal loan payments                                          ($ 4,331,432.39)     (2,329,780.52)     (6,661,212.91)
  Liquidated Receivables                                        ($ 2,462,217.45)       (664,820.10)     (3,127,037.55)
  Administrative and Warranty Receivables                                  0.00               0.00               0.00
                                                                ---------------    ---------------    ---------------
Aggregate Loan Balance, Ending                                  $357,271,490.27    $150,470,664.81    $507,742,155.08
                                                                ===============    ===============    ===============

Delinquencies                                                    $15,528,833.44       3,738,146.17     $19,266,979.61
Recoveries                                                        $1,452,666.39        $380,007.13      $1,832,673.52
Net Losses                                                        $1,009,551.06         284,812.97      $1,294,364.03

 VIII.   Other Information Provided to FSA

             A.      Credit Enhancement Fee information:

                     Aggregate Principal Balance as of the Accounting Date          $507,742,155.08
                     Multiplied by:  Credit Enhancement Fee  (33 bp's) * (30/360)            0.0275%
                                                                                    ----------------
                        Amount due for current period                                                       $139,629.09
                                                                                                      ==================


             B.      Dollar amount of loans that prepaid during the Monthly Period                        $5,138,870.66
                                                                                                      ==================

                     Percentage of loans that prepaid during the Monthly Period                              1.01210242%
                                                                                                      ==================


                                 Page 2 (1998-C)

  IX.    Spread Account Information                                                        $                     %

         Beginning Balance                                                           $27,652,260.45          5.44612264%

         Deposit to the Spread Account                                                $2,637,981.25          0.51955136%
         Spread Account Additional Deposit                                                    $0.00          0.00000000%
         Withdrawal from the Spread Account                                                   $0.00          0.00000000%
         Disbursements of Excess                                                              $0.00          0.00000000%
         Interest earnings on Spread Account                                            $104,558.17          0.02059277%
                                                                                    ----------------  ------------------

         Ending Balance                                                              $30,394,799.87          5.98626676%
                                                                                    ================  ==================

         Specified Balance pursuant to Section 3.03 of the
              Spread Account Agreement among Olympic Financial Ltd.,
              Arcadia Receivables Finance Corp., Financial Security
              Assurance Inc. and Norwest Bank Minnesota, National Association        $45,696,793.99          9.00000000%
                                                                                    ================  ==================

   X.    Trigger Events

         Cumulative Loss and Default Triggers as of September 1, 1998


                                   Loss                Default       Loss Event      Default Event
            Month               Performance          Performance     of Default       of Default
         -------------------------------------------------------------------------------------------
              3                    1.05%                 2.11%          1.33%            2.66%
              6                    2.11%                 4.21%          2.66%            5.32%
              9                    3.05%                 6.10%          3.85%            7.71%
             12                    3.90%                 7.79%          4.92%            9.84%
             15                    5.02%                10.03%          6.34%           12.68%
             18                    6.04%                12.07%          7.63%           15.25%
             21                    6.93%                13.85%          8.75%           17.50%
             24                    7.70%                15.40%          9.73%           19.45%
             27                    8.10%                16.21%         10.24%           20.47%
             30                    8.43%                16.86%         10.65%           21.29%
             33                    8.71%                17.43%         11.01%           22.01%
             36                    8.96%                17.92%         11.32%           22.63%
             39                    9.08%                18.15%         11.47%           22.93%
             42                    9.17%                18.34%         11.58%           23.16%
             45                    9.25%                18.49%         11.68%           23.36%
             48                    9.31%                18.62%         11.76%           23.52%
             51                    9.36%                18.73%         11.83%           23.65%
             54                    9.41%                18.81%         11.88%           23.76%
             57                    9.44%                18.88%         11.92%           23.84%
             60                    9.46%                18.93%         11.95%           23.91%
             63                    9.48%                18.96%         11.97%           23.95%
             66                    9.49%                18.98%         11.99%           23.98%
             69                    9.50%                18.99%         12.00%           23.99%
             72                    9.50%                19.00%         12.00%           24.00%

         -------------------------------------------------------------------------------------------

         Average Delinquency Ratio equal to or greater than 8.19%                   Yes________       No___X_____

         Cumulative Default Rate (see above table)                                  Yes________       No___X_____

         Cumulative Net Loss Rate (see above table)                                 Yes________       No___X_____

         Trigger Event that occurred as of a prior Determination Date
            is Deemed Cured as of current Determination Date                        Yes________       No___X_____

  XI.    Insurance Agreement Events of Default

         To the knowledge of the Servicer, an Insurance Agreement
            Event of Default has occurred                                           Yes________       No___X_____

         To the knowledge of the Servicer, a Capture Event has occurred and
            be continuing                                                           Yes________       No___X_____

         To the knowledge of the Servicer, a prior Capture Event has been cured
            by a permanent waiver                                                   Yes________       No___X_____

         IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                      ARCADIA  FINANCIAL  LTD.

                                      By:
                                           -----------------------------------
                                      Name:  Scott R. Fjellman
                                           -----------------------------------
                                      Title:  Vice President / Securitization


                                 Page 3 (1998-C)